                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A

                               AMENDMENT TO REPORT

  FILED PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                            COLD METAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                                 Amendment No. 1

The undersigned Registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, filed July 3, 1996 as set forth in the pages attached hereto:

Item 7 (a):

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on it behalf by the undersigned, hereto duly authorized.


                                   Cold Metal Products, Inc.


August 27, 1996                    By  /s/ James R. Harpster
                                       __________________________

                                       James R. Harpster
                                       President and Chief Executive Officer

                            COLD METAL PRODUCTS, INC.
                                 SEC FORM 8-K/A
                                      INDEX

                                                                                   Page Number
Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------
(a)  Financial Statements  - Direct Steel, Inc.  and 955404 Ontario Inc.

         Independent Auditor's Report                                                   4

         Combined Balance Sheet                                                         5

         Combined Statement of Earnings and Retained Earnings                           6

         Combined Statement of Cash Flows                                               7

         Notes to Combined Financial Statements                                         8

(b)   Exhibit 99.1

         Consent of Deloitte & Touche                                                  14


Combined Financial Statements of

DIRECT STEEL INC. AND
955404 ONTARIO INC.

March 31, 1996

INDEPENDENT AUDITORS' REPORT
To the Directors of
Direct Steel Inc. and 955404 Ontario Inc.

We have audited the combined balance sheets of Direct Steel Inc. and 955404 Ontario Inc. (the "Companies") as of March 31, 1996 and the combined statements of earnings and retained earnings and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Companies as of March 31, 1996 and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States.


/s/ Deloitte & Touche
- ---------------------
Chartered Accountants
Hamilton, Ontario Canada

June 24, 1996

DIRECT STEEL INC. AND 955404 ONTARIO INC.
Combined Balance Sheet
(Stated in United States Dollars)
March 31, 1996
- --------------------------------------------------------------------------------

ASSETS

CURRENT
          Cash (Note 3)                                          $   149,491
          Accounts receivable (net of allowance for
            doubtful accounts of $508,313)                         9,453,960
          Inventories                                              7,651,240
          Income taxes recoverable                                   378,156
          Prepaid expenses                                            32,951
- --------------------------------------------------------------------------------
                                                                  17,665,798
        PROPERTY, PLANT AND EQUIPMENT - NET (Note 4)               2,676,201
- --------------------------------------------------------------------------------
                                                                 $20,341,999
================================================================================

LIABILITIES

CURRENT
          Bank loans (Note 5)                                    $ 9,542,682
          Accounts payable                                         7,040,088
          Accrued liabilities                                        499,785
          Current portion of due to shareholders (Note 6)            477,493
          Current portion of capital lease obligation (Note 7)         6,084
          Current portion long-term debt (Note 8)                  1,141,839
- --------------------------------------------------------------------------------
                                                                  18,707,971
DUE TO SHAREHOLDERS (Note 6)                                         205,003
- --------------------------------------------------------------------------------
                                                                  18,912,974
- --------------------------------------------------------------------------------
COMMITTMENTS (Note 10)

SHAREHOLDERS' EQUITY
        Share capital (Note 9)                                            74
        Cumulative translation adjustment                             14,219
        Retained earnings                                          1,414,732
- --------------------------------------------------------------------------------
                                                                   1,429,025
- --------------------------------------------------------------------------------
                                                                 $20,341,999
================================================================================

DIRECT STEEL INC. AND 955404 ONTARIO INC.
Combined Statement of Earnings and Retained Earnings
(Stated in United States Dollars)
Year ended March 31,1996
- --------------------------------------------------------------------------------

SALES                                                           $ 46,277,203

COST OF SALES                                                     42,889,263
- --------------------------------------------------------------------------------

GROSS PROFIT                                                       3,387,940
- --------------------------------------------------------------------------------

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES                      1,901,250
INTEREST EXPENSE                                                   1,445,470
SETTLEMENT OF LAWSUIT                                                145,146
- --------------------------------------------------------------------------------


LOSS BEFORE INCOME TAXES                                            (103,926)

INCOME TAXES                                                          96,197
- --------------------------------------------------------------------------------

NET LOSS                                                            (200,123)

RETAINED EARNINGS, BEGINNING OF YEAR                               1,614,855

- --------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR                                  $  1,414,732
- --------------------------------------------------------------------------------

DIRECT STEEL INC. AND 955404 ONTARIO INC.
Combined Statement of Cash Flows
(Stated in United States Dollars)
Year ended March 31, 1996
===================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                                      $  (200,123)
        Adjustments to reconcile net loss to net cash provided by
         (used in) operating activities:
          Depreciation and amortization                                   237,116
          Changes in operating assets and liabilities:
           Accounts receivable                                          1,542,071
           Inventories                                                  4,850,976
           Accounts payable                                            (2,627,148)
           Accrued expenses and other                                    (601,168)
- ----------------------------------------------------------------------------------

           Net cash provided by operating activities                    3,201,724
- ----------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
        Acquistion of property, plant and equipment                    (1,003,811)
- ----------------------------------------------------------------------------------

           Net cash used in investing activities                       (1,003,811)
- ----------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
        Repayment of bank loans                                        (2,029,237)
        Increase in due to shareholders                                    47,682
        Decrease in capital lease obligation                              (11,024)
        Repayment of long-term debt                                      (313,997)
- ----------------------------------------------------------------------------------

           Net cash used in financing acitivites                       (2,306,576)
- ----------------------------------------------------------------------------------

NET INCREASE IN CASH                                                     (108,663)

EFFECT OF TRANSLATION ADJUSTMENT                                            6,130

CASH, BEGINNING OF YEAR                                                   252,024
- ----------------------------------------------------------------------------------

CASH, END OF YEAR                                                     $   149,491
==================================================================================

SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION
        INTEREST PAID                                                 $ 1,445,470
==================================================================================
        INCOME TAXES PAID                                             $   819,793
==================================================================================

1.    DESCRIPTION OF BUSINESS

      Direct Steel Inc. ("Direct Steel") and 955404 Ontario Inc. ("955404 Ontario"), the "Companies", are incorporated under the laws of the Province of Ontario. Direct Steel in primarily engaged in the slitting of steel for sale to manufacturers. The primary purpose of 955404 Ontario is to hold and lease out land and buildings and equipment used by Direct Steel. The Companies' functional currency is Canadian dollars. The financial statements have been converted to U.S. dollars using year-end rates for the balance sheet and average rates for the income statement and cash flow statement.

      During fiscal 1996, approximately 75% of the Companies' sales were with companies in the automotive industry. The Companies' largest customer, an automotive systems manufacturer, accounted for approximately 19% of sales in fiscal 1996. The Company performs ongoing credit evaluations of its customers' financial condition and generally require no collateral.


2.    ACCOUNTING POLICIES

      The financial statements are prepared in accordance with generally accepted accounting principles in the United States and include the following significant accounting policies:

      Basis of presentation

      These financial statements include the accounts of Direct Steel and 955404 Ontario for the year ended March 31, 1996. Transactions between these two companies have been eliminated.

      Inventory

      Inventory, consisting mainly of raw material, is valued at the lower of cost and net realizable value. Cost is determined on a specific item basis.

      Fixed assets

      Fixed assets are recorded at cost. Depreciation is computed using the diminishing-balance method at the following annual rates:

                         Building                         4%
                         Equipment                       20%
                         Truck and trailer               30%
                         Furniture and fixtures          20%
                         Computers                       30%

      Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions pending completion of related events. These estimates and assumptions affect the amounts reported at the date of the financial statements for assets, liabilities revenues, and expenses and the disclosure of contingencies. Actual results could differ from those estimates.


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



3.    CASH

      Cash in Direct Steel includes a term deposit of $146,640 required by the bank as collateral in conjunction with the granting of an operating line.

4.    PLANT, PROPERTY AND EQUIPMENT

                                                  Accumulated     Net Book
                                         Cost     Depreciation     Value
                                     ----------   ------------   ----------

      Land                           $  224,675   $     --     $  224,675
      Building                          981,082      164,423      816,659
      Equipment                       1,822,352      726,021    1,096,331
      Truck and trailer                  42,496       33,010        9,486
      Furniture and fixtures             86,282       23,847       62,435
      Computers                          77,358       46,997       30,361
      Equipment under construction      436,254         --        436,254
      ---------------------------------------------------------------------

                                     $3,670,499   $  994,298   $2,676,201
      =====================================================================

5.    BANK LOANS

      Bank loans of Direct Steel in the amount of $9,542,682 are collateralized by a general security agreement, a general assignment of book debts, the unlimited guarantee of one shareholder, and the unlimited guarantee of 955404 Ontario.

      The loan agreements contain the customary restrictions concerning various ratios. At year end, Direct Steel was in default with respect to the minimum gross margin and the no losses covenants. Accordingly, the lender has the right to demand payment of the amount due. The lender has, in writing, waived its rights in respect of this breach at this time.


6.    DUE TO SHAREHOLDERS

      Demand promissory notes, unsecured, interest at the same
      rate as the $146,640 term deposit of the company,
      payable monthly with no fixed terms of repayment for the
      principal                                                    $    73,320



      Shareholder loans with subordinated promissory notes,
      unsecured, interest at prime plus 1 - 1/2%, payable in
      five annual payments of $43,992 plus interest, beginning
      March 23, 1995, two principal payments in arrears               219,960
      ------------------------------------------------------------------------

      Balance forward                                                 293,280
      ------------------------------------------------------------------------

      Balance forward                                              $  293,280

      Shareholder loan with a subordinated promissory note,
      unsecured, interest at prime plus 1-1/2%, payable
      monthly with five annual principal payments of $58,509,
      beginning March 23, 1995, two principal payments
      in arrears                                                      292,547

      Unpaid interest accrual                                          96,669
      ------------------------------------------------------------------------
                                                                      682,496
      Current portion                                                 477,493
      ------------------------------------------------------------------------
                                                                   $  205,003
      ========================================================================



      Amounts due in each of the next three years, are as follows:

                       1997    $       477,493
                       1998            102,501
                       1999            102,502


7.    CAPITAL LEASE OBLIGATION

      The following is the future minimum annual lease payments required under the capital lease:


      1997                                                        $   6,297
      ----------------------------------------------------------------------

      Total minimum lease payments                                    6,297

      Amount representing interest at 13.8%                            (213)
      ----------------------------------------------------------------------

      Present value of imimum lease payments                          6,084

      Less current portion                                        $   6,084
      ----------------------------------------------------------------------

                                                                  $     --
      ======================================================================

8.    LONG-TERM DEBT

      Term loan, bearing interest at Canadian bank prime
      lending rate plus 1-1/4%, collateralized by a charge on
      all fixed assets of the company. The loan is repayable
      in monthly principal payments of $7,128 plus interest,
      begining April 1, 1995, maturing March 1, 1998.              $   171,082

      Mortgage payable, bearing interest at Canadian bank
      prime lending rate plus 1-1/4%, collateralized by a
      $1,466,400 demand debenture providing for a first charge
      on all assets, the limited guarantee of Direct Steel to
      a maximum of $329,940, and the guarantee of a
      shareholder to a maximum of $219,960. The loan is
      repayable in monthly principal payments of $7,699 to
      January 1, 1997 and $8,432 to January 1, 1998, maturing
      February 1, 1998.                                                824,117

      Shareholder loan, bearing interest at 12%, payable
      monthly, collateralized by a charge on the land and
      building of 955404 Ontario. There are no fixed terms of
      repayment for the principal, due Mav 1, 1996.                    146,640
      ------------------------------------------------------------------------
                                                                     1,141,839
      Current portion                                                1,141,839
      ------------------------------------------------------------------------
                                                                   $     --
      ========================================================================


      The term loan of 955404 Ontario and the $824,117 mortgage payable of 955404 Ontario contain restrictions concerning working capital, current ratio, tangible net worth, interest coverage, capital expenditures, loans to others and ownership changes. As of year end, the companies were in default with respect to the working capital and current ratio, the interest coverage ratio and the capital expenditures limit. Accordingly, the lender has the right to demand payment of the amount due and therefore, for purposes of these financial statements, it has been classified as current.


9.    SHARE CAPITAL

      Authorized
         Direct Steel
              Unlimited number of Class A common shares
              Unlimited number of Class B common shares
         955404 Ontario
              Unlimited number of common shares


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

9.    SHARE CAPITAL (CONTINUED)

      Issued
      Direct Steel
              100 Class B common shares                            $      1
      955404 Ontario
              100 common shares                                          73
      -----------------------------------------------------------------------

                                                                   $     74
      =======================================================================


10.    COMMITMENTS

       The minimum future lease commitments under existing operating leases are:


                             1997                $ 179,685
                             1998                    9,596
                                                ----------

                                                 $ 189,281
                                                ==========


11.   RELATED PARTY TRANSACTIONS

      Starting in fiscal 1995, Direct Steel purchased the majority of its raw material and related costs from third parties through its 50% corporate shareholder under a cost sharing arrangement. Accounts payable includes a balance of $6,901,952 owing to 50% corporate shareholder.

12.   INCOME TAXES

      The Companies follow the tax allocation method of accounting for income taxes. Under this method, timing differences between reported and taxable income, principally permanent timing differences, resulted in no deferred taxes. This method did not result in material differences from generally accepted accounting principles in the United States for the year ended March 31, 1996.

      The difference between the Canadian statutory rate of approximately 39% and the effective tax rate is due to permanent timing differences and the operating loss of 955404 Ontario Inc.


      955404 Ontario Inc. has losses of $110,674 available to reduce future taxable income. These losses expire as follows:

                       2000               $  76,927
                       2001                  11,612
                       2002                  22,135
                                         ----------

                                          $ 110,674
                                         ==========

      These loss carry forwards have not been recognized in these financial statements as it is more likely than not that these benefits will not be realized.

13.   SUBSEQUENT EVENT

      Effective June 18, 1996, the 50% shareholder of the Companies, Cold Metal Products Company, Ltd. (CMP), acquired the remaining outstanding shares of the Companies to become 100% shareholder. CMP subsequently amalgamated the businesses into one company which CMP will continue to operate as a subsidiary, accounting for the transaction as a purchase with results consolidated in its fiscal 1997 financial statements from the effective date of the acquisition.



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